UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

(Amendment No. 1)

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2017

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Malaysia Pro-Guardians Security Management Corporation

(Exact name of Company as specified in its charter)

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Nevada	333-172114	27-1179591
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

136-40 39th Avenue, Suite 6B,

Garden Plaza

Flushing, NY 11354

(Address of principal executive offices) (Zip Code)

718-395-8285

Company’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report is being amended to reflect BF Borgers CPA PC. letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Company's Certifying Accountant.

(1) Previous Independent Registered Public Accounting Firm

(i)	On June 7, 2017, Malaysia Pro-Guardians Security Management Corporation (the “Company”) dismissed its independent registered public accounting firm, BF Borgers CPA PC. (“BF”)

(ii)	BF did not issue any reports through June 7, 2017 (date of dismissal).

(iii)	The decision to change independent registered public accounting firm was approved by the Board of Directors of the Company.

(iv)	During the period from May 1, 2017 through June7, 2017 (date of dismissal), (a) there were no disagreements with BF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BF, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)	On June 7, 2017 the Company provided BF with a copy of this Current Report and has requested that it furnish the Company with a letter addressing to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. BF’s letter to the U.S. Securities and Exchange Commission stating its agreement with the statements in these paragraphs is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(2) New Independent Registered Public Accounting Firm

On June 7, 2017, concurrent with the dismissal of BF, the Company, upon the board of directors’ approval, engaged Zhang Hongling CPA, P.C. as its new independent registered public accounting firm to audit and review the Company’s financial statements effective immediately. During the two most recent years ended December 31, 2015 and 2016, and any subsequent period through the date hereof prior to the engagement of Zhang Hongling CPA, P.C. neither the Company, nor someone on its behalf, has consulted Zhang Hongling CPA, P.C. regarding:

(i)	Either; the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)	Any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

The following document is furnished as an Exhibit pursuant to Item 4.01 hereof:

Exhibit 16.1 –	Letter from BF Borgers CPA PC to the Securities and Exchange Commission dated June 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2017

Malaysia Pro-Guardians Security Management Corporation

By:/s/ Hua Fung Chin
Hua Fung Chin
Chief Executive Officer